Forward-Looking Statement
2
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
•
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulation, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
delays or unforeseen cost escalations in our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
increases in competition in energy supply markets as well as for transmission projects,
•
any inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.
EXHIBIT 99

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and
Amortization (EBITDA) in addition to its Income from Continuing Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Income from
Continuing Operations/Net Income. Operating Earnings exclude gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.
PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.
PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends. Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities.
This
information
is
not
intended
to
be
viewed
as
an
alternative
to
GAAP
information.
The
last
three
slides
in
this presentation (Slides A, B and C) include a list of items excluded from Income from Continuing
Operations/Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.

Delivering on commitments and realizing growth
Operational
Excellence
PSE&G:
Mid-Atlantic
Reliability
Award
(14
th
consecutive
year),
top
ranked
among
eastern electric and gas utilities in
business
customer satisfaction
PSEG
Power:
Record
output
from
combined
cycle
units
PSEG Long Island:
Demonstrated management and integration capability
through a successful transition in first year
PSEG:  Cost-control benefits continue
Financial
Strength
Updated
operating
earnings
guidance
for
2015
to
$2.85-$2.95
per
share
from $2.80-$2.95 per share
Cash flows and business mix
support strong credit ratings and ability to fully
fund robust investment pipeline without issuing new equity
Increased rate of
dividend growth in 2015
Disciplined
Investment
PSE&G
Capital program = double digit rate base growth over 5-year period
(2015-2019) with increased investment in Transmission; Electric and
Gas distribution; and Gas System Modernization Program
Power:
Keys
&
Sewaren
CCGTs,
uprates,
PennEast
Pipeline,
and
Solar
Source

Operating Earnings
Disciplined investment program and focus on operational
excellence have supported growth
Power’s
diverse
fuel
mix and dispatch
flexibility continue to
generate strong
earnings and free cash
flow in low price
environment
PSE&G’s investment
program has driven
double digit compound
annual earnings
growth since 2010
Operating Earnings* Contribution by Subsidiary
**
**
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E=ESTIMATE
** 2015 PERCENTS USE MIDPOINT OF UPDATED EARNINGS GUIDANCE AS OF OCTOBER 30, 2015.

PSE&G’s 2015 operating earnings
expected to benefit from increased investment in Transmission
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO
OPERATING EARNINGS.  E =ESTIMATE.  **UPDATED GUIDANCE ON OCTOBER 30, 2015.
$612
$725
2013
2014
2015 Guidance
PSE&G Operating Earnings*
($ Millions)
$785
–
$805E**

Power’s 2015 operating earnings
maintain solid performance
Power Operating Earnings*
($ Millions)
2013
2014
2015 Guidance
$710
$642
$620 –
$650E**
2015 Observations
•
Increase in average
hedge price for energy
helps mitigate reset in
capacity price and
volume
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.      E = ESTIMATE.
** UPDATED GUIDANCE ON OCTOBER 30, 2015.

PSEG 2015 Updated Guidance for Operating Income
–
by Subsidiary, and PSEG Power Adjusted EBITDA
$ millions (except EPS)
2015E
2014
PSE&G
$785 -
$805
$725
PSEG Power
$620 -
$650
$642
PSEG Enterprise/Other
$40 -
$45
$33
Operating Earnings*
$1,445 -
$1,500
$1,400
Earnings per Share
$2.85 -
$2.95E
$2.76
PSEG Power Adjusted EBITDA**
$ millions (except EPS)
2015E
2014
PSEG Power
$1,545 -
$1,595
$1,584
*   SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS; INCLUDES THE FINANCIAL
IMPACT FROM MARK-TO-MARKET POSITIONS WITH FORWARD DELIVERY MONTHS.
** SEE SLIDE B FOR A RECONCILIATION OF ADJUSTED EBITDA TO OPERATING EARNINGS AND NET INCOME.   E = ESTIMATE.

Anticipates Another Year of Growth in Operating Earnings

PSEG Summary
•
Continued third year of anticipated positive earnings trend in 2015 with updated operating earnings guidance of $2.85 to $2.95 per share
•
Continued
5
straight
year
of
expected
double
digit,
5-year
growth
in
rate
base
•
Anticipated high single digit earnings growth at PSE&G on a three-year basis from 2014 to 2017, driven by transmission investments and planned programs
•
Power’s continued focus on operational excellence, market expertise and financial strength delivers value in current price environment
•
Power realigning its portfolio with new, efficient CCGT investments in MD and NJ
•
Strong Balance Sheet and Cash Flow support PSE&G’s capital program and
Power’s new investment opportunities without the need for equity
•
Our $0.08 per share dividend increase for 2015 is consistent with our long history of returning cash to the shareholder through the common dividend, with potential for consistent and sustainable growth
th

PSEG Power’s Adjusted EBITDA –
Q3 2015,
YTD and Full-Year 2015 Guidance
Three
Months Ended
September 30,
Nine Months (YTD)
Ended September 30,
Full-Year 2015
Guidance
($ in millions)
2015
2014
2015
2014
Low
High
Operating Earnings**
$170
$171
$558
$551
$620
$650
Add:
Fossil Major Maintenance, pre-tax
10
10
111
117
115
115
Depreciation & Amortization, pre-tax
76
71
228
217
305
305
Interest Expense, pre-tax
30
31
93
91
125
125
Income Taxes
115
103
338
337
380
400
Adjusted EBITDA
$401
$386
$1,328
$1,313
$1,545E
$1,595E
PSEG Power -
Adjusted EBITDA*
*    SEE SLIDE C FOR A RECONCILIATION OF ADJUSTED EBITDA TO OPERATING EARNINGS AND NET INCOME.   E = ESTIMATE.
**  SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS; INCLUDES THE FINANCIAL
IMPACT FROM MARK-TO-MARKET POSITIONS WITH FORWARD DELIVERY MONTHS.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
2014
2013
2012
2011
2010
2009
Earnings Impact ($ Millions)
Operating Earnings
1,400
$
1,309
$
1,236
$
1,389
$
1,584
$
1,567
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
68

40

52

50

46

9

Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power)
66

(74)

(10)

107

(1)

(11)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

36

(173)

-

29

Storm O&M (PSEG Power)
(16)

(32)

(39)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(72)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

34

-

-

Income from Continuing Operations
1,518
$
1,243
$
1,275
$
1,407
$
1,557
$
1,594
$
Discontinued Operations
-

-

-

96

7

(2)

Net Income
1,518
$
1,243
$
1,275
$
1,503
$
1,564
$
1,592
$
Fully Diluted Average Shares Outstanding (in Millions)
508

508

507

507

507

507

Per Share Impact (Diluted)
Operating Earnings
2.76
$
2.58
$
2.44
$
2.74
$
3.12
$
3.09
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
0.13

0.08

0.10

0.10

0.09

0.02

Gain (Loss) on MTM
(a)
(PSEG Power)
0.13

(0.14)

(0.02)

0.21

-

(0.02)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

0.07

(0.34)

-

0.05

Storm O&M (PSEG Power)
(0.03)

(0.07)

(0.08)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(0.14)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

0.06

-

-

Income from Continuing Operations
2.99
$
2.45
$
2.51
$
2.77
$
3.07
$
3.14
$
Discontinued Operations
-

-

-

0.19

0.01

-

Net Income
2.99
$
2.45
$
2.51
$
2.96
$
3.08
$
3.14
$
(Unaudited)
For the Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
(a)
Includes the financial impact from positions with forward delivery months.
A

PSEG Power Adjusted EBITDA Reconciliation

Reconciling Items	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
	2015	2014	2015	2014	2014
	($ Millions, Unaudited)				
Adjusted EBITDA	**$ 401**	**$ 386**	**$ 1,328**	**$ 1,313**	**$ 1,584**
Fossil Major Maintenance, pre-tax	(10)	(10)	(111)	(117)	(144)
Depreciation and Amortization, pre-tax [b]	(76)	(71)	(228)	(217)	(291)
Interest Expense, pre-tax [b]	(30)	(31)	(93)	(91)	(120)
Income Taxes [b]	(115)	(103)	(338)	(337)	(387)
Operating Earnings	**$ 170**	**$ 171**	**$ 558**	**$ 551**	**$ 642**
Gain (Loss) on NDT Fund Related Activity, pre-tax	(24)	36	(14)	85	138
Gain (Loss) on MTM, pre-tax [a]	84	60	98	(233)	111
Storm O&M, net of insurance recoveries, pre-tax	-	(4)	172	(23)	(27)
Income Taxes related to Operating Earnings reconciling items	(24)	(41)	(107)	60	(104)
Net Income	$ 206	$ 222	$ 707	$ 440	$ 760

(b) Excludes amounts related to Operating Earnings reconciling items.

PSEG

Items Excluded from Net Income to Reconcile to Operating
Earnings and Adjusted EBITDA
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
C